LA1:952680.7






                            WINSLOEW FURNITURE, INC.

                                 FIRST AMENDMENT

                               TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 14, 2001 and entered into by and among WinsLoew Furniture, Inc., a Florida corporation ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders") and Canadian Imperial Bank of Commerce, as Administrative Agent for Lenders (Administrative Agent"), and, for purposes of
Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of May 8, 2001, (the "Credit Agreement"), by and among Borrower, Lenders, CIBC Inc., as swing line lender, Agent and CIBC World Markets Corp., as lead arranger and bookrunner. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.



                                    RECITALS

WHEREAS, Borrower and Lenders desire to amend the Credit Agreement (i) to adjust the financial covenants set forth herein, (ii) to adjust the pricing terms as set forth herein, (iii) to adjust the reporting requirements as set forth herein, and (iv) to make certain other amendments as set forth below;


NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


Section 1.        AMENDMENTS AND WAIVERS TO THE CREDIT AGREEMENT


1.1     Amendments to Section 1:  Provisions Relating to Defined Terms


A. The definition of "Adjusted LIBOR" in subsection 1.1 of the Credit Agreement is hereby amended by adding after the phrase "(x) the rate of interest equal to" the phrase "the greater of 2.50% and".

B. The definition of Applicable LIBOR Margin is hereby deleted in its entirety and the following is substituted in lieu thereof:

" `Applicable LIBOR Margin' means with respect to Term Loans and Revolving Loans that are LIBOR Loans, a percentage per annum as set forth below opposite the applicable Consolidated Total Leverage Ratio:



---------------------------------- -------------------------------- --------------------------------

Consolidated Total Leverage Ratio    Applicable LIBOR Margin for      Applicable LIBOR Margin for
                                           Revolving Loans                    Term Loans

---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

    greater than or equal to                    4.00%                            4.50%
            5.25:1.00
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 5.25:1.00                      3.75%                            4.25%
    but greater than or equal to
            4.75:1.00
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 4.75:1.00                      3.50%                            4.00%
    but greater than or equal to
            4.25:1.00
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 4.25:1.00                      3.25%                            4.00%
    but greater than or equal to
            3.75:1.00
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 3.75:1.00                      3.00%                            4.00%

    but greater than or equal to
            3.25:1.00
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 3.25:1.00                      2.75%                            4.00%
    but greater than or equal to
            2.75:1.00;
---------------------------------- -------------------------------- --------------------------------
---------------------------------- -------------------------------- --------------------------------

       less than 2.75:1.00                      2.50%                            4.00%
---------------------------------- -------------------------------- --------------------------------


; provided that from September 30, 2001until the date that is five Business Days after the date on which Borrower delivers the Margin Determination Certificate required to be delivered to Administrative Agent pursuant to subsection 6.1(xvi) for the Fiscal Year ended December 31, 2001, the Applicable LIBOR Margin for Revolving Loans that are LIBOR Loans shall be 4.00% and the Applicable LIBOR Margin for Term Loans that are LIBOR Loans shall be 4.50%."

C. The definition of Consolidated Net Worth is hereby amended by adding at the end thereof the phrase ", other than for adjustments required pursuant to FASB 133 and FASB 142".

1.2      Amendments to Section 6:  Borrower's Affirmative Covenants

A. Subsection 6.1(iv) of the Credit Agreement is hereby amended by adding after the phrase "subdivisions (i), (ii) and (iii) above," the phrase "and in any event (x) for the Fiscal Year ended December 31, 2001, on or prior to January 31, 2002, (y) for the Fiscal Quarter ended June 30, 2002, on or prior to July 31, 2002, and (z) for the Fiscal Year ended December 31, 2002, on or prior to
 .January 31, 2003,".

1.3      Amendments to Section 7:  Borrower's Negative Covenants

A. Investments; Joint Ventures. Subsection 7.3(i) of the Credit Agreement is hereby amended by adding at the end thereof the following phrase: "provided, however, that the aggregate amount of unrestricted Cash and Cash -------- ------- Equivalents owned by Borrower and its Subsidiaries shall not at any time exceed $6,000,000".

B. Maximum Consolidated Total Leverage Ratio. Subsection 7.6A of the Credit Agreement is hereby amended (i) by deleting the Maximum Consolidated Total Leverage Ratios set forth for the 4th Fiscal Quarter of Fiscal Year 2001, the 1st Fiscal Quarter of Fiscal Year 2002, the 2nd Fiscal Quarter of Fiscal Year 2002, the 3rd Fiscal Quarter of Fiscal Year 2002 and the 4th Fiscal Quarter of Fiscal Year 2002, respectively, and substituting in each case in lieu thereof the ratio "5.65:1.00", (ii) by deleting the Maximum Consolidated Total Leverage Ratio set forth for the 1st Fiscal Quarter of Fiscal Year 2003, and substituting in lieu thereof the ratio "5.25:1.00", and (iii) by deleting the Maximum Consolidated Total Leverage Ratio set forth for the 2nd Fiscal Quarter of Fiscal Year 2003, and substituting in lieu thereof the ratio "5.15:1.00".

C. Maximum Consolidated Senior Leverage Ratio. Subsection 7.6B of the Credit Agreement is hereby amended (i) by deleting the Maximum Consolidated Senior Leverage Ratios set forth for the 4th Fiscal Quarter of Fiscal Year 2001, the 1st Fiscal Quarter of Fiscal Year 2002, the 2nd Fiscal Quarter of Fiscal Year 2002, the 3rd Fiscal Quarter of Fiscal Year 2002 and the 4th Fiscal Quarter of Fiscal Year 2002, respectively, and substituting in each case in lieu thereof the ratio "3.65:1.00", (ii) by deleting the Maximum Consolidated Senior Leverage Ratio set forth for the 1st Fiscal Quarter of Fiscal Year 2003 and substituting in lieu thereof the ratio "3.25:1.00", and (iii) by deleting the Maximum Consolidated Senior Leverage Ratio set forth for the 2nd Fiscal Quarter of Fiscal Year 2003 and substituting in lieu thereof the ratio "3.15:1.00".

D. Minimum  Interest  Coverage Ratio.  Subsection  7.6C of the Credit
Agreement is hereby amended (i) by deleting the Minimum Interest Coverage Ratios set forth for the 4th Fiscal Quarter of Fiscal Year 2001, the 1st Fiscal Quarter of Fiscal Year 2002, the 2nd Fiscal Quarter of Fiscal Year 2002, the 3rd Fiscal Quarter of Fiscal Year 2002 and the 4th Fiscal Quarter of Fiscal Year 2002, respectively, and substituting in each case in lieu thereof the ratio "1.60:1.00", and (ii) by deleting the Minimum Interest Coverage Ratios set forth for the 1st Fiscal Quarter of Fiscal Year 2003 and the 2nd Fiscal Quarter of Fiscal Year 2003, respectively, and substituting in each case in lieu thereof the ratio "1.80:1.00".

E. Minimum Fixed Charge Coverage Ratio.  Subsection 7.6D of the Credit
Agreement is hereby amended by deleting the Minimum Fixed Charge Coverage Ratios set forth for the 4th Fiscal Quarter of Fiscal Year 2001, the 1st Fiscal Quarter of Fiscal Year 2002, the 2nd Fiscal Quarter of Fiscal Year 2002, the 3rd Fiscal Quarter of Fiscal Year 2002, the 4th Fiscal Quarter of Fiscal Year 2002, the 1st Fiscal Quarter of Fiscal Year 2003, and the 2nd Fiscal Quarter of Fiscal Year 2003, respectively, and substituting in each case in lieu thereof the ratio "1.05:1.00".

1.4      Waivers

A. Permanent Waiver of Subsection 7.6A for the Third Fiscal Quarter 2001. The Requisite Lenders hereby permanently waive compliance with subsection 7.6A of the Credit Agreement for the Third Fiscal Quarter 2001.



Section 2.        CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):


A. On or before the Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Amendment Effective Date:

1. Resolutions of its Board of Directors (and the Board of Directors of each Credit Support Party) approving and authorizing the execution, delivery, and performance of this, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

2. A certificate of its corporate secretary or an assistant secretary (and the corporate secretary or assistant secretary of each Credit Support Party) certifying that the organizational documents and signature and incumbency certificates delivered to Administrative Agent on the Closing Date remain in full force and effect without change; and

3.       Executed copies of this Amendment.

B. Administrative Agent for the ratable benefit of each Lender that shall have executed this Amendment on or prior to the Amendment Effective Date (the "Consenting Lenders") shall have received an amendment fee equal to 0.25% of the aggregate Commitments of the Consenting Lenders.

C. Administrative Agent shall have received payment from Borrower of all costs, fees and expenses described in subsection 10.2 of this Credit Agreement incurred by Administrative Agent and its counsel for periods prior to the Amendment Effective Date and in connection with this Amendment.

D. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


Section 3.       BORROWER'S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:


A. Corporate Power and Authority. Borrower and each other Credit Support Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").


B. Authorization of Agreements. The execution and delivery of this Amendment, and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower and each other Credit Support Party.

C. No Conflict. The execution and delivery by Borrower and each other Credit Support Party of this Amendment and the performance by Borrower and each other Credit Support Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by Borrower and each other Credit Support Party of this Amendment and the performance by Borrower and each other Credit Support Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and each other Credit Support Party and are the legally valid and binding obligations of Borrower and each other Credit Support Party, enforceable against Borrower and each other Credit Support Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

F. Incorporation  of  Representations  and Warranties  From Credit  Agreement.
The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.



Section 4.        ACKNOWLEDGEMENT AND CONSENT

Borrower is a party to certain Collateral Documents pursuant to which Borrower has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Holdings and each Subsidiary of Borrower is a party to certain Guaranties and Collateral Documents pursuant to which such Person has
(i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Person under its applicable Guaranty. Borrower, Holdings and each Subsidiary of Borrower are collectively referred to herein as the "Credit Support Parties", and the Guaranties and Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".


Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.


Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and
enforceable   and  shall  not  be  impaired  or  limited  by  the  execution  or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


Each Credit Support Party (other than Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


Section 5.        MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Requisite Lenders and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                                   [Remainder of page intentionally left blank]

                             S-2                                        11/25/01


LA1:952680.7


                             S-1                                        11/25/01

LA1:952680.7


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                 WINSLOEW FURNITURE, INC.


                 By:
                    ----------------------------------------
                 Title:
                       -------------------------------------



                 WFI HOLDINGS, INC. (for purposes of Section 4 only) as a Credit Support Party



                 By:
                    ----------------------------------------
                 Title:
                       -------------------------------------



                 Each of the
                 entities listed on
                 Schedule A annexed
                 hereto (for
                 purposes of
                 Section 4 only) as
                 a Credit Support
                 Party


                 By:
                     ----------------------------------------

                 On behalf of each
                 of the entities
                 listed on Schedule
                 A annexed hereto
                 Title:



                 CANADIAN IMPERIAL BANK OF COMMERCE, Individually and as Administrative Agent


                 By:
                     ----------------------------------------
                 Title:
                        -------------------------------------




                  ________________, as a Lender

                  By:
                     ----------------------------------------
                  Title:
                        -------------------------------------